1 1Q 2018 EARNINGS PRESENTATION APRIL 24, 2018

2 SAFE HARBOR This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management's beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2017 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. The following presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. We refer you to the reconciliations made available in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K (available on our website at jetblue.com and at sec.gov) and in our first quarter earnings call (furnished on April 24th, 2018), which reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. 3

1Q 2018 EARNINGS UPDATE ROBIN HAYES PRESIDENT & CEO

WORKING TOWARDS SUPERIOR MARGINS

PRE-TAX MARGINS JBLU VS PEERS*


1Q 2018
FY 2017**
TTM
6.3%
5.3%
13.0%
12.8%
12.6%
12.0%
jetBlue
Peers
jetBlue
Peers
jetBlue
Peers

2018 KEY INITIATIVES

COMMERCIAL

- Leveraging both All-Core and Mint A321s to enhance margins
- Implementing self-service strategies to improve Customer experience and increase efficiencies
- New President for JetBlue Travel Products announced

GROWTH

- Maintaining mid-to-high single digit growth
- Focusing on up-gauging Boston and New York, and growing Fort Lauderdale
- Further developing each Focus City to strengthen relevance

STRUCTURAL COSTS

- Technology investments to support Structural Cost Program
- Engine selection milestone achieved under Tech Ops
- Making further progress on A320 cabin restyling program

*Average of peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results

**Pre-Tax Margins for FY 2017 under new accounting standards for Revenue from Contracts with Customers (Topic 606), where available

Superior Margins defined as the simple average of LUV, SAVE, ALK

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jetBlue

COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP COMMERCIAL AND PLANNING

FOCUSED GROWTH SUPPORTS MARGIN COMMITMENTS

ASM YOY GROWTH*



3.5 - 5.5%
3.3%
5.0% - 7.0%
6.5% - 8.5%
1Q 2018
2Q 2018E
2018E

*Flown capacity

NYC
- Low completion factor in the Northeast reduced growth below initial capacity guidance range
- Continuing to up-gauge VFR and leisure markets

BOS
- Strengthening business franchise (Minneapolis starting 2Q)
- Similar to NYC, leisure market up-gauging with A321 deliveries

FLL
- RASM growth outperforming system for four consecutive quarters
- Network growth continues via added frequencies and destinations

MINT / TCON
- Transcon franchise performing well, both Mint and non-Mint markets
- New Mint routes (San Diego, Las Vegas, Seattle) ramping as expected

LATIN
- Strongest region in year over year RASM growth
- Puerto Rico recovery continues and developing as expected

6

jetBlue

UNIT REVENUE: DRIVEN BY STRONG CLOSE-IN DEMAND


RASM YOY GROWTH
6.1%
3.5 - 5.5%
(3.0%) – (0.0%)
1Q 2018
2Q 2018E

- **1Q RASM exceeded expectations, driven by strong close-in peak demand**
  - Close-in leisure drove incremental RASM strength
  - Solid pricing environment in both Mint and non-Mint transcon
  - 1.0 point tailwind from weather impact in 1Q
- **2Q RASM headwinds: calendar and tougher comps**
  - 2.5 point calendar placement headwind: holiday moving from 2Q (2017) into 1Q (2018)
  - 1.25 point tougher comp from lower completion factor and incentive payments related to co-brand card (2Q 2017)
  - Strong peak demand; fewer peak days in 2Q than 1Q
- **Ancillaries better than expected**
  - Co-brand credit card continues to grow
  - Starting to lap 1Q 2017 initiatives

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jetBlue

8 -7.8% -3.7% 1.1% 2.8% 1H 2016 2H 2016 1H 2017 2H 2017 1H 2018E RASM YOY GROWTH SOLID UNIT REVENUE TRENDS DESPITE CALENDAR SHIFTS • 1H 2018 RASM growth between 1.5% and 3.0% − 1Q to 2Q calendar shift masks underlying positive unit revenue trends year over year − Margin-accretive revenue initiatives resulting in solid trends as comparisons get steadily tougher • 2H 2018 RASM considerations − Expect summer demand peak to have a positive impact on RASM; lapping 2017 initiatives naturally becoming tougher underlying comparisons in 2H 2018 − 2H17 RASM negatively impacted by hurricanes, both in Florida and Caribbean 8 1.5% - 3.0%

FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

10 11.79 12.50 1Q 2017 1Q 2018 1Q 2017 1Q 2018 1Q 2018 RESULTS CASM EX-FUEL* PRE TAX MARGIN EARNINGS PER SHARE • Solid revenue growth driven by close-in leisure demand • Growing ancillary revenues • Pressure from lower completion factor (weather) • Positive impact of shift of maintenance expenses • Higher fuel prices more than offset strong RASM performance • Pressure from fuel was offset by lower tax rate and share repurchases 6.1% 8.30 8.55 1Q 2017 1Q 2018 3.1% 7.6% 6.3% 1Q 2017 1Q 2018 (US$ cents) (US$ cents) (US$ cents) 27 24 RASM *Refer to Appendix D on Non-GAAP Financial Measures

11 CASM EX-FUEL YOY GROWTH* UNIT COSTS: MANAGING HEADWINDS TO ACHIEVE GOALS • 1Q CASM ex-fuel at the mid-point of initial guidance − Lower completion factor from a more active winter than normal in the Northeast, resulted in ~one point headwind to CASM ex-fuel − Strong focus on cost management; timing of maintenance expenses shifting to later in the year • 2Q and full year 2018 cost guidance − 2Q 2018 range between 2.0% to 4.0%, driven by maintenance timing from 1Q − Continue to expect full year 2018 CASM ex-fuel growth between (1.0%) and 1.0%, driven by ongoing cost controls and progress in Structural Cost program 4.8% 3.1% 2017 1Q 2018 2Q 2018E 2018E 2.0% - 4.0% 2.0% - 4.0% (1.0)% - 1.0% *Refer to Appendix D on Non-GAAP Financial Measures

12 4.1% 5.3% 1H 2017 2H 2017 1H 2018 2H 2018 EXPECT CASM EX-FUEL INFLECTION DURING 2H 2018 • CASM ex-fuel growth negative by 2H 2018 − 1H expected to grow between 2.0-4.0%; only material change is lower completion factor in 1Q 2018 − 2H expected to decline 2.0% or more, including storm impact and one-time Crewmember bonus (2017) • 2H 2018 CASM ex-fuel trends lower as Structural Cost benefits ramp up − Tech Ops unit costs still expected to decline materially − Unit labor costs flat • 2019 & 2020 to see further CASM ex-fuel benefits − Added savings as Structural Cost Program ramps up − Added seats from restyle program impacting 2019 / 2020 *CASM ex-fuel including impact of hurricanes and tax reform bonus in FY 2017 Note: The estimates above do not include the potential outcome of a pilot deal Refer to Appendix D on Non-GAAP Financial Measures CASM ex-fuel (0.5) to +1.5% by 2H 2018, ex- impact of hurricanes and tax reform bonus 412 CASM EX-FUEL YOY GROWTHCASM L YOY GROWTH* (0.5) - 1.5%* 2.0 - 4.0% (4.0) - (2.0)%

STRUCTURAL COST PROGRAM UPDATE: TRACKING TO $250-$300M

PILLARS

TECH OPS

- ✓ Ongoing RFP for V2500 heavy maintenance
- ✓ Lease buyouts; long term planning and mobility software

CORPORATE

- ✓ Renegotiating sourcing and IT contracts
- ✓ Maximizing data storage infrastructure, software utilization

AIRPORTS

- ✓ Deploying self-service technology to airport lobbies
- ✓ Consolidating sourcing contracts

DISTRIBUTION

- ✓ Enabling Customer support tools to increase service efficiency
- ✓ Re-negotiating distribution contracts to minimize transaction costs

KEY 1Q 2018 DEVELOPMENTS

- **NEO engine maintenance deal achieved**
  - Pratt & Whitney selected for 85 NEO aircraft on order
  - Terms include purchase and maintenance
  - 183 engines in total, including spares
  - 15 year term from delivery of each engine
- **16 airport lobbies with self-tagging capabilities**
  - 24 JetBlue cities expected to be completed by year-end
  - Enhancing Crewmember efficiency, improving Customer experience

13

jetBlue

CAPEX: ACCRETIVE FLEET GROWTH AND REINVESTMENT

FLEET



243
32
21
130
60
2017
245
34
21
130
60
1Q 2018
247
34
23
130
60
2Q 2018E
253
35
28
130
60
2018E
E190
A320
A321 HD
A321 Mint

Year	A320neo	A321ceo	A321neo	Total
2018	-	10	-	10
2019	-	-	13	13
2020	6	-	7	13

CAPITAL EXPENDITURES



Aircraft
Non-Aircraft
$35m - $50m
$190m - $225m
2Q 2018E
$150m - $200m
$750m - $900m
2018E
~$1.1b
2017-2020E

Guidance as of 04/24/18

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jetBlue

15 1,422 267 1,120 202 367 CAPITAL ALLOCATION PRIORITIES 15 General Guidelines • Maintain investment grade financial metrics • Balanced approach to growth, reinvestment and capital return to shareholders • Support EPS growth via share repurchases Priorities • Investments in fleet to support organic growth and improve returns (e.g., cabin restyling and lease buy-outs) • Return-accretive non-aircraft CAPEX to support margin commitments and structural cost savings SOURCES / USES OF CASH SOURCES USES (US$ millions) CAPITAL ALLOCATION FRAMEWORK TTM 1Q 2018 TTM 1Q 2018 Cash from Ops and other Reduced Cash and STI Balance Share Repurchases, net Debt Repayments CAPEX

16 2018 GUIDE SUMMARY CAPACITY 2Q 2018 FY 2018 5.0 – 7.0% 6.5 – 8.5% RASM 2Q 2018 FY 2018 (3.0) – 0.0% N/A CASM EX-FUEL 2Q 2018 FY 2018 2.0 – 4.0% (1.0) – 1.0% ALL-IN FUEL PRICE 2Q 2018 FY 2018 $2.23 / gal N/A CAPEX AIRCRAFT 2Q 2018 FY 2018 $190 - 225m $750 – 900m CAPEX NON-AIRCRAFT 2Q 2018 FY 2018 $35 – 50m $150 – 200m OTHER INCOME / (EXPENSE) 2Q 2018 FY 2018 ($18) – (23)m ($80) – (90)m JBTP / JTV (EXPENSES) 2Q 2018 FY 2018 ($9) – (14)m ($35) – (45)m

18 APPENDIX A: 1Q 2018 FINANCIAL RESULTS US$ millions 1Q 2018 1Q 2017 Var % Total Operating Revenues 1,754 1,600 9.6 Aircraft fuel and related taxes 417 323 29.2 Salaries, wages and benefits 499 466 7.0 Landing fees and other rents 100 95 4.4 Depreciation and amortization 117 105 11.7 Aircraft rent 24 26 (5.2) Sales and marketing 67 61 10.8 Maintenance, materials and repairs 142 152 (6.9) Other operating expenses 260 230 12.8 OPERATING INCOME 128 142 (10.0) Other Income (Expense) (18) (21) (15.0) Income before taxes 110 121 (9.2) Income tax expense 22 39 (43.4) NET INCOME 88 82 7.0 Pre-Tax Margin 6.3% 7.6% (1.3) pts Earnings per Share (EPS) $0.27 $0.24

19 APPENDIX B: OTHER NON-AIRLINE OPERATING EXPENSES (JBTP/JTV EXPENSES, $m) $8 $9 $9 $9 $9 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018E 2017 2018E $36 $35 - $45 $9 – $14

20 APPENDIX C: RELEVANT JETBLUE MATERIALS Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports www.investor.jetblue.com/investor-relations DOCUMENT LOCATION * Environmental, Social, and Governance Reports

21 APPENDIX D: NOTE ON NON-GAAP FINANCIAL MEASURES Consolidated operating cost per available seat mile, excludes fuel and related taxes, and operating expenses related to other non-airline businesses (CASM Ex-Fuel) is a non-GAAP financial measure that we use to measure our core performance. Note A within our quarterly earnings release (provided in our Current Report on Form 8-K furnished to the Securities and Exchange Commission on April 24, 2018) provides a reconciliation of non-GAAP financial measures used in this presentation and provides the reasons management uses those measures.